EXHIBIT 10.1


                                 FORM OF WARRANT

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR IN ACCORDANCE WITH AN EXEMPTION FROM REGISTRATION UNDER THAT ACT.


                               WARRANT TO PURCHASE
                            SHARES OF COMMON STOCK OF
                           MILITARY RESALE GROUP, INC.


This certifies that _______________ or any party to whom this Warrant is assigned in accordance with its terms is entitled to subscribe for and purchase _____ shares of the Common Stock of Military Resale Group, Inc., a New York corporation, on the terms and conditions of this Warrant.

           1. Definitions. As used in this Warrant, the term:

                     1.1 "Business Day" means any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated to be closed by law or by executive order.

                     1.2 "Common Stock" means the Common Stock, $.0001 par value per share, of the Corporation.

                     1.3 "Corporation" means Military Resale Group, Inc., a New York corporation, or its successor.

                     1.4 "Expiration Date" means ________.

                     1.5 "Holder" means ___________________ or any party to whom this Warrant is assigned in accordance with its terms.

                     1.6 "1933 Act" means the Securities Act of 1933, as amended.

                     1.7 "Warrant" means this Warrant and any warrants delivered in substitution or exchange for this Warrant in accordance with the provisions of this Warrant.

                     1.8 "Warrant Price" means $0.25 per share of Common Stock, as such amount may be adjusted pursuant to Section 4 hereof.

           2. Exercise of Warrant. At any time before the Expiration Date, the Holder may exercise the purchase rights represented by this Warrant, in whole or in part, by surrendering this Warrant (with a duly executed subscription in the form attached) at the Corporation's principal corporate office and by paying the Corporation, by certified or cashier's check, the aggregate Warrant Price for the shares of Common Stock being purchased.

                     2.1 Delivery of Certificates. Within thirty (30) days after each exercise of the purchase rights represented by this Warrant, the Corporation shall deliver a certificate for the shares of Common Stock so purchased to the Holder and, unless this Warrant has been fully exercised or expired, a new Warrant representing the balance of the shares of Common Stock subject to this Warrant.

                     2.2 Effect of Exercise. The person entitled to receive the shares of Common Stock issuable upon any exercise of the purchase rights represented by this Warrant shall be treated for all purposes as the holder of such shares of record as of the close of business on the date of exercise.

                     2.3 Issue Taxes. The Corporation shall pay all issue and other taxes that may be payable in respect of any issue or delivery to the Holder of shares of Common Stock upon exercise of this Warrant.

           3. Stock Fully Paid; Reservation of Shares. The Corporation covenants and agrees that all securities that it may issue upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens and charges. The Corporation further covenants and agrees that, during the period within which the Holder may exercise the rights represented by this Warrant, the Corporation shall at all times have authorized and reserved for issuance enough shares of its Common Stock or other securities for the full exercise of the rights represented by this Warrant. The Corporation shall not, by an amendment to its Articles of Incorporation or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant.

           4. Adjustments. The Warrant Price and the number of shares of Common Stock that the Corporation must issue upon exercise of this Warrant shall be subject to adjustment in accordance with Sections 4.1 through 4.3.

                     4.1 Adjustment to Warrant Price for Combinations or Subdivisions of Common Stock. If the Corporation at any time or from time to time after the date hereof (1) declares or pays, without consideration, any dividend on the Common Stock payable in Common Stock; (2) creates any right to acquire Common Stock for no consideration; (3) subdivides the outstanding shares of Common Stock (by stock split, reclassification or otherwise); or (4) combines or consolidates the outstanding shares of Common Stock, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Corporation shall proportionately increase or decrease the Warrant Price, as appropriate.

                     4.2 Adjustments for Reclassification and Reorganization. If the Common Stock issuable upon exercise of this Warrant changes into shares of any other class or classes of security or into any other property for any reason other than a subdivision or combination of shares provided for in Section 4.1, including without limitation any reorganization, reclassification, merger or consolidation, the Corporation shall take all steps necessary to give the Holder the right, by exercising this Warrant, to purchase the kind and amount of securities or other property receivable upon any such change by the owner of the number of shares of Common Stock subject to this Warrant immediately before the change.

                     4.3 Spin Offs. If the Corporation spins off any subsidiary by distributing to the Corporation's shareholders as a dividend or otherwise any stock or other securities of the subsidiary, the Corporation shall reserve until the Expiration Date enough of such shares or other securities for delivery to the Holders upon any exercise of the rights represented by this Warrant to the same extent as if the Holders owned of record all Common Stock or other securities subject to this Warrant on the record date for the distribution of the subsidiary's shares or other securities.

                     4.4 Certificates as to Adjustments. Upon each adjustment or readjustment required by this Section 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with this Section, cause independent public accountants selected by the Corporation to verify such computation and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

           5. Fractional Shares. The Corporation shall not issue any fractional shares in connection with any exercise of this Warrant.

           6. Dissolution or Liquidation. If the Corporation dissolves, liquidates or winds up its business before the exercise or expiration of this Warrant, the Holder shall be entitled, upon exercising this Warrant, to receive in lieu of the shares of Common Stock or any other securities receivable upon such exercise, the same kind and amount of assets as would have been issued, distributed or paid to it upon any such dissolution, liquidation or winding up with respect to such shares of Common Stock or other securities, had the Holder been the holder of record on the record date for the determination of those entitled to receive any such liquidating distribution or, if no record is taken, upon the date of such liquidating distribution. If any such dissolution, liquidation or winding up results in a cash distribution or distribution of property which the Corporation's Board of Directors determines in good faith to have a cash value in excess of the Warrant Price provided by this Warrant, then the Holder may, at its option, exercise this Warrant without paying the aggregate Warrant Price and, in such case, the Corporation shall, in making settlement to Holder, deduct from the amount payable to Holder an amount equal to such aggregate Warrant Price.

           7. Redemption. On or after __________, 2004 [Ninety days from issuance date], on any date on which the average closing bid price for the Common Stock for the prior sixty (60) day period exceeds $0.50 (as such price shall be adjusted for events of the type described in Section 4.1 hereof) (the "Warrant Redemption Date"), the Corporation shall have the option (the "Warrant Redemption Option"), upon written notice to the Holder of this Warrant at the address of such Holder as it appears in the records of the Corporation, to compel the Holder of this Warrant to exercise this Warrant within thirty (30) days of the Warrant Redemption Date; provided, however, that the Corporation shall not be entitled to its Warrant Redemption Option unless (i) a registration statement registering for resale the shares of Common Stock underlying this Warrant has been effective for the sixty (60) days preceding the Warrant Redemption Date and (ii) the average closing bid price of the Common Stock for the ten (10) trading days prior to the Warrant Redemption Date exceeded $0.50 (as such price shall be adjusted for events of the type described in Section 4.1 hereof). If upon the expiration of such thirty (30) day period following the Warrant Redemption Date the Holder of this Warrant has not exercised this Warrant, the Corporation shall be entitled to repurchase this Warrant at a price equal to the product of (x) $.0001 and (y) the number of shares of Common Stock for which this Warrant is then exercisable.

           8. Transfer and Exchange.

                     8.1 Transfer. Subject to Section 8.3, the Holder may transfer all or part of this Warrant at any time on the books of the Corporation at its principal office upon surrender of this Warrant, properly endorsed. Upon such surrender, the Corporation shall issue and deliver to the transferee a new Warrant or Warrants representing the Warrants so transferred. Upon any partial transfer, the Corporation shall issue and deliver to the Holder a new Warrant or Warrants with respect to the Warrants not so transferred.

                     8.2 Exchange. The Holder may exchange this Warrant at any time at the principal office of the Corporation for Warrants in such denominations as the Holder may designate in writing. No such exchanges will increase the total number of shares of Common Stock or other securities that are subject to this Warrant.

                     8.3 Securities Act of 1933. By accepting this Warrant, the Holder agrees that this Warrant and the shares of the Common Stock issuable upon exercise of this Warrant may not be offered or sold except in compliance with the 1933 Act, and then only with the recipient's agreement to comply with this
Section 8 with respect to any resale or other disposition of such securities. The Corporation may make a notation on its records in order to implement such restriction on transferability.

           9. Loss or Mutilation. Upon the Corporation's receipt of reasonably satisfactory evidence of the ownership and the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) of a reasonably satisfactory indemnity or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Corporation shall execute and deliver a new Warrant to the Holder.

           10. Successors. All the covenants and provisions of this Warrant shall bind and inure to the benefit of the Holder and the Corporation and their respective successors and assigns.

           11. Notices. All notices and other communications given pursuant to this Warrant shall be in writing and shall be deemed to have been given when personally delivered or when mailed by prepaid registered, certified or express mail, return receipt requested. Notices should be addressed as follows:

                     (a) If to Holder, then to:

                         ------------------------------------

                         ------------------------------------

                         ------------------------------------


                     (b) If to the Corporation, then to:

                                Military Resale Group, Inc.
                                2180 Executive Circle
                                Colorado Springs, CO 80906

                         With a copy (which shall not constitute notice) to:

                                Eric M. Hellige, Esq.
                                Pryor Cashman Sherman & Flynn LLP
                                410 Park Avenue
                                New York, New York  10022

Such addresses for notices may be changed by any party by notice to the other party pursuant to this Section 11.

           12. Amendment. This Warrant may be amended only by an instrument in writing signed by the Corporation and the Holder.

           13. Construction of Warrant. This Warrant shall be construed as a whole and in accordance with its fair meaning. A reference in this Warrant to any section shall be deemed to include a reference to every section the number of which begins with the number of the section to which reference is made. This Warrant has been negotiated by both parties and its language shall not be construed for or against any party.

           14. Law Governing. This Warrant is executed, delivered and to be performed in the State of New York and shall be construed and enforced in accordance with and governed by the New York law without regard to any conflicts of law or choice of forum provisions.


     [Remainder of page intentionally left blank. Signature page to follow.]

Dated as of ___, 2004

                                              MILITARY RESALE GROUP, INC.


                                              By:
                                                  ------------------------------
                                                  Name:  Edward T. Whelan
                                                  Title: Chief Executive Officer

Attest:


--------------------------
Secretary

                                SUBSCRIPTION FORM

                 (TO BE EXECUTED ONLY UPON EXERCISE OF WARRANT)



           The undersigned registered owner of this Warrant irrevocably exercises this Warrant and agrees to purchase shares of Common Stock of Military Resale Group, Inc., all at the price and on the terms and conditions specified in this Warrant.

           Dated:
                 -------------------



                                              --------------------------------
                                              (Signature of Registered Holder)


                                              --------------------------------
                                              (Street Address)


                                              --------------------------------
                                              (City)     (State)     (Zip)

                             ISSUE OF A NEW WARRANT

                   (TO BE EXECUTED ONLY UPON PARTIAL EXERCISE,
                    EXCHANGE, OR PARTIAL TRANSFER OF WARRANT)




           Please issue ___________ Warrants, each representing the right to purchase ___________ shares of Common Stock of Military Resale Group, Inc. to the registered holder.


Dated:
      -------------------




                                               ---------------------------------
                                               (Signature of Registered Holder)

                               FORM OF ASSIGNMENT


           FOR VALUE RECEIVED, the undersigned registered Holder of this Warrant sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the Warrant, with respect to the number of shares of Common Stock set forth below (the "Transfer"):

Name of Assignee               Address                    No. of Shares
----------------               -------------------        -------------





The undersigned irrevocably constitutes and appoints as the undersigned's attorney-in-fact, with full power of substitution, to make the transfer on the books of Military Resale Group, Inc.

Dated:
      -------------------



                                               ---------------------------------
                                               (Signature)